SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported) DECEMBER 14, 1998


                              MARKER INTERNATIONAL

               (Exact Name of Registrant as Specified in Charter)


UTAH                                0-24556            87-037275
(State or Other Jurisdiction of     (Commission        (IRS Employer
 Incorporation)                     File Number)       Identification
No.)


1070 WEST 2300 SOUTH, SALT LAKE CITY, UTAH   84119
(Address of Principal Executive Offices)     (Zip Code)

Registrant's telephone number,
 including area code:                 (801) 972-2100



             N/A
(Former Name or Former Address, if Changed Since Last Report)


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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On December 14, 1998, Marker AG, a corporation organized and existing under the laws of Switzerland and a wholly-owned subsidiary of Marker International, sold its 480 shares of common stock, CHF 1,000 par value per share, of DNR Sportsystem Ltd. ("DNR"), representing an 80% ownership interest in DNR, to the Richard H. Novak Trust for US $1.00 and the elimination of all outstanding intercompany balances. Marker International operated its snowboard business through DNR.

     The sale of Marker International's interest in DNR is in furtherance of the disposition by Marker International of all of its snowboard business assets.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) FINANCIAL STATEMENTS.

None.

(b) PRO FORMA FINANCIAL INFORMATION.

None.

(c) EXHIBITS.

10 Stock Purchase Agreement between Marker AG and the Richard H. Novak Trust, effective as of September 1, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MARKER INTERNATIONAL


                                            By:       /S/ KEVIN HARDY

                                                 Name:  Kevin Hardy
                                                 Title: Chief Financial Officer


Dated:  December 24, 1998

                                  EXHIBIT INDEX

EXHIBIT   DESCRIPTION

10 Stock Purchase Agreement between Marker AG and the Richard H. Novak Trust, effective as of September 1, 1998.

                                                                   EXHIBIT 10

                            STOCK PURCHASE AGREEMENT

          THIS AGREEMENT, effective as of September 1, 1998, is entered into by and between Marker AG, a corporation organized and existing under the laws of Switzerland (the "Seller") and Richard H. Novak Trust (the "Purchaser").

          WHEREAS, Seller is the record and beneficial owner of 480 shares of common stock, CHF 1,000 par value per share, which shares represent 80% of the outstanding shares of common stock of DNR Sportsystem Ltd., a corporation organized and existing under the laws of Switzerland ("DNR") (such 480 shares hereinafter being referred to as the "DNR-Shares");

          WHEREAS, Seller desires to sell, and Purchaser desires to purchase, the DNR-Shares on the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises set forth above and the promises and agreements set forth herein, the parties agree as follows:

          1. PURCHASE AND PURCHASE PRICE. On the terms and subject to the conditions set forth in this Agreement, Seller shall sell, transfer and deliver to Purchaser, and Purchaser shall purchase from Seller, the DNR-Shares for an aggregate purchase price of US$1.00. Concurrently with the payment of the purchase price, Seller shall deliver to Purchaser the stock certificates representing the DNR-Shares, duly endorsed in blank. 2. CLOSING. The Closing of the purchase and sale of the DNR-Shares (the "Closing") shall be held at the offices of Austin Comstock, Comstock, Thompson, Kontz & Brenner, 340 Soquel Avenue, Suite 205, Santa Cruz, CA, at 10 a.m. on the first business day immediately succeeding the satisfaction or waiver of the conditions set forth in
Section 5(c) and (d) of this Agreement.

          3. REPRESENTATIONS AND WARRANTIES OF SELLER. As a material inducement to Purchaser to enter into and perform its obligations under this Agreement, Seller represents and warrants to Purchaser, as of the date hereof and at the Closing, as follows:

               (a) Seller is the beneficial and record owner of the DNR-Shares and has valid and marketable title to the DNR- Shares, free and clear of any lien, pledge, encumbrance or any claim of any third party, except as provided in the 1996 Agreement (as defined in Section 4 hereof).

               (b) Upon delivery of the stock certificates representing the DNR-Shares in accordance with the terms hereof, valid and marketable title to the DNR-Shares will pass to Purchaser free and clear of any lien, pledge, encumbrance or any claim of any third party, except as provided in the 1996 Agreement.

               (c) Seller has full legal right, power and authority, and all approvals required by law, to enter into this Agreement, to sell, assign, transfer and deliver the DNR-Shares in the manner provided in this Agreement and to perform all of its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action.

               (d) This Agreement constitutes the legal, valid and binding obligation of Seller, enforceable in accordance with its terms.

          4. REPRESENTATIONS AND WARRANTIES OF PURCHASER. As a material inducement to Seller to enter into and perform its obligations under this Agreement, Purchaser represents and warrants to Seller, as of the date hereof and at the Closing, as follows:

               (a) Purchaser has full legal right, power and authority, and all approvals required by law, to enter into this Agreement and to perform all of its obligations hereunder.

               (b) This Agreement constitutes the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms.

          5. CONDITIONS, COVENANTS, TRANSFER OF RIGHTS AND AFFIRMATIONS OF PURCHASER.

               (a) In connection with the sale and purchase of the DNR-Shares pursuant to this Agreement, Seller hereby transfers and assigns all of its rights and benefits under that certain Share Purchase and Shareholders Agreement by and among Lucio Roffi, Gregor Furrer & Partner Holding AG and Marker International (each, a "Shareholder" and together, the "Shareholders"), dated as of June 11, 1996 (the "1996 Agreement"). At the Closing, Purchaser shall execute and deliver, and agree to be bound by, the 1996 Agreement.

               (b) Purchaser acknowledges that this Agreement is subject to the rights of the Shareholders as set forth in the 1996 Agreement. Purchaser further acknowledges that, among other things, the 1996 Agreement provides that the Shareholders have the right of first refusal to purchase the DNR-Shares. Purchaser assumes all risks and liabilities resulting from the failure of the Shareholders to waive their rights under the 1996 Agreement.

               (c) Purchaser and Seller have relied on the statement of assets and liabilities of DNR dated as of July 31, 1998 and attached hereto as Exhibit A and acknowledge that there are no obligations other than as set forth on such statement of assets and liabilities. Purchaser hereby agrees to take any and all actions required to cause the elimination of all intercompany balances existing as of the date of this Agreement. At or prior to the Closing, Purchaser shall deliver to Seller executed copies of the documents necessary to effect such elimination.

               (d) The obligation of the Purchaser to purchase and pay for the DNR-Shares and of the Seller to sell and deliver the DNR-Shares to Purchaser is subject to the receipt by DNR and Seller of an advanced ruling certificate issued by the Swiss Federal and Cantonal Tax Authorities providing that the cancellation of the inter-company balances referred to in Section 4(c), above, does not result in any negative tax consequence to DNR or Seller.

          6. MISCELLANEOUS.

               (a) This Agreement shall terminate upon the earlier of: (i) the occurrence of the Closing, or (ii) September 29, 1998.

               (b) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and assigns.

               (c) The representations and warranties contained herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and remain in full force and effect.

               (d) All questions concerning the construction, validity and interpretation of this Agreement and the performance of obligations hereunder shall be governed by the laws of Switzerland. All disputes arising out of or in connection with this Agreement shall be exclusively resolved by a three person arbitral tribunal in accordance with the International Arbitration Rules of the Zurich Chamber of Commerce. The place of arbitration shall be Zurich and the arbitration shall be conducted in English. All members of the arbitral tribunal shall be less than 60 years of age at the time of appointment.

               (e) This Agreement constitutes the entire understanding and agreement among the parties hereto with respect to the subject matter hereof and cannot be changed or terminated orally.

               (f) This Agreement may be signed in any number of counterparts, each of which together shall constitute one and the same instrument.


          IN WITNESS WHEREOF, the Seller and Purchaser have duly executed this Agreement as of the ___ day of September, 1998.


                                            RICHARD H. NOVAK TRUST

                                            /S/ RICHARD H. NOVAK
                                            as Trustee

                                            MARKER AG

                                            By:  /S/ DR. NICO H. BURKI

                    AMENDMENT #1 TO STOCK PURCHASE AGREEMENT


               THIS AGREEMENT, effective as of September 28, 1998, is entered into by and between Marker AG, a Corporation organized and existing under the laws of Switzerland (the "Seller"), and the Richard H. Novak Trust (the "Purchaser").

               WHEREAS, Seller and Purchaser entered into a Stock Purchase Agreement (the "Stock Purchase Agreement"), effective as of September l, 1998, relating to the purchase and sale of 480 shares of common stock, CHF 1,000 par value per share, of DNR Sportsystem Ltd.;

               WHEREAS, Seller and Purchaser now desire to amend the Stock Purchase Agreement as hereinafter provided;

               NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

               (1) Section 6(a) of the Stock Purchase Agreement is hereby amended to read in its entirety as follows:

                    (a) This Agreement shall terminate upon the earlier of (i) the occurrence of the Closing, or (ii) October 30, 1998.

               IN WITNESS WHEREOF, the Seller and Purchaser have duly executed this Agreement as of the 28th day of September, 1998.



                                            RICHARD H. NOVAK TRUST


                                            /S/ RICHARD H. NOVAK, TRUSTEE



                                            MARKER AG


                                            BY:/S/ DR. NICO H. BURKI

                    AMENDMENT #2 TO STOCK PURCHASE AGREEMENT


          THIS AGREEMENT, effective as of November 30, 1998, is entered into by and between Marker AG, a Corporation organized and existing under the laws of Switzerland (the "Seller"), and the Richard H. Novak Trust (the "Purchaser").

          WHEREAS, Seller and Purchaser entered into a Stock Purchase Agreement (the "Stock Purchase Agreement"), effective as of September l, 1998, and amended as of September 28, 1998 and October 28, 1998 relating to the purchase and sale of 480 shares of common stock, CHF 1,000 par value per share, of DNR Sportsystem Ltd.;

          WHEREAS, Seller and Purchaser now desire to amend the Stock Purchase Agreement as hereinafter provided;

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

          (1) Section 6(a) of the Stock Purchase Agreement is hereby amended to read in its entirety as follows:

               (a) This Agreement shall terminate upon the earlier of (i) the occurrence of the Closing, or (ii) November 30, 1998.

          IN WITNESS WHEREOF, the Seller and Purchaser have duly executed this Agreement as of the 28th day of October, 1998.



                                            RICHARD H. NOVAK TRUST


                                            /S/ RICHARD H. NOVAK, TRUSTEE



                                            MARKER AG


                                            BY:/S/ DR. NICO H. BURKI

                    AMENDMENT #3 TO STOCK PURCHASE AGREEMENT


          THIS AGREEMENT, effective as of November 30, 1998, is entered into by and between Marker AG, a Corporation organized and existing under the laws of Switzerland (the "Seller"), and the Richard H. Novak Trust (the "Purchaser").

          WHEREAS, Seller and Purchaser entered into a Stock Purchase Agreement (the "Stock Purchase Agreement"), effective as of September l, 1998, and amended as of September 28, 1998 and October 28, 1998 relating to the purchase and sale of 480 shares of common stock, CHF 1,000 par value per share, of DNR Sportsystem Ltd.;

          WHEREAS, Seller and Purchaser now desire to amend the Stock Purchase Agreement as hereinafter provided;

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

          (1) Section 6(a) of the Stock Purchase Agreement is hereby amended to read in its entirety as follows:

               (a) This Agreement shall terminate upon the earlier of (i) the occurrence of the Closing, or (ii) December 15, 1998.

          IN WITNESS WHEREOF, the Seller and Purchaser have duly executed this Agreement as of the 30th day of November, 1998.



                                            RICHARD H. NOVAK TRUST


                                            /S/ RICHARD H. NOVAK, TRUSTEE



                                            MARKER AG


                                            BY:/S/ DR. NICO H. BURKI